UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549

                      ---------------------
                            FORM 8-K
                      ---------------------

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                         August 15, 2002

                 Commission File Number: 0-29933



                  TRANSAMERICAN HOLDINGS, INC.
      ----------------------------------------------------
         (Name of Small Business Issuer in its Charter)


Nevada, U.S.A.                                         77-0434471
(State or other Jurisdiction                        (IRS Employer
of Incorporation or Organization)             Identification No.)


               9601 Wilshire Boulevard, Suite 620,
                 Beverly Hills, California 90210
            (Address of principal executive offices)


                         (310) 271-4159
                   (Issuer's telephone number)


                               N/A
      (Former name, former address and former fiscal year,
                  if changed since last report)

        SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

     This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements of our intentions, beliefs, expectations or predictions for the future, denoted by the words "believes," "expects," "may," "will," "should," "seeks," "pro forma," "anticipates," "intends" and similar expressions are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions.

     We wish to caution readers that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, without limitation, the risk factors and other matters discussed in our Annual Report on Form 10-KSB for the year ended December 31, 2001, on file with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this document. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 15, 2002, TransAmerican Holdings, Inc. ("TransAmerican") acquired 51% of the assets of a tourist destination resort project located in Sahel Alma, Kesrwan, Lebanon; the subject project is currently named the All Seasons Resort (the "Property"). The acquisition was effected in accordance with the terms of a Definitive Agreement, first executed on August 9, 2002 and approved by TransAmerican as of August 15, 2002 (the "Agreement") by and between TransAmerican and Dr. Hilmi Kaseem Al Turky and Mr. Saeb Al Houssary (the "Principals"), owners of the Project (the "Acquisition"). Both of the Principals are Directors of TransAmerican. In order to ensure an arms length transaction, however, both of the Principals abstained from voting on the Acquisition when placed before the Board of Directors of TransAmerican for approval.

     As consideration for the Acquisition, TransAmerican will deliver to the Principals US$2,100,000, which will be paid in two payments. The first payment will be in the amount of US$100,000, payable upon completion of due diligence on the Property; and the second payment of US$2,000,000 is due and payable within 4 months from the date of the signing of the purchase deed. In addition, pursuant to the terms of the Definitive Agreement, the Principals will acquire a total of 600,000 restricted common shares of TransAmerican for the total sum of US$300,000 payable at the time of signing the formal transfer of ownership of the Property.

     The All Seasons Resort is located in an area that has been and is a popular year-round tourist destination very near Beirut, Lebanon. The Property is only a short walk from the internationally-known gaming palace, Casino Du Liban. The Resort is presently in the final stages of construction, and when completed, the Resort will be a contemporary destination consisting of studio apartments, a restaurant, nightclub, retail shops and related parking.

     The  description  of  the transaction  contained  herein  is
qualified   in  its  entirety  by  reference  to  the  Definitive
Agreement which is filed herewith as Exhibit 2.1 and incorporated herein by reference.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)  Financial statements of business acquired.

  Not  filed  herewith;  to be filed by amendment.   Pursuant  to
  Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than October 31, 2002.

  (b)  Pro forma financial information.

  Not  filed  herewith;  to be filed by amendment.   Pursuant  to
  Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than October 31, 2002.

  (c)  Exhibits.

  2.1 Definitive Agreement, dated as of August 7, 2002, by and between TransAmerican Holdings, Inc., Dr. Hilimi Kaseem
       Al Turky and Mr. Saeb Al Houssary.



                           SIGNATURES

     In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                  TRANSAMERICAN HOLDINGS, INC.


Date: August 30, 2002              By: /s/ Najib E. Choufani
                                      -------------------------
                                           Najib E. Choufani
                                           Chairman and CEO